STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	11
Beginning Date of Collection Period	20-May-03
End Date of Collection Period	19-Jun-03
Payment Date	20-Jun-03
Previous Payment Date	20-May-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	36,744,931.01
Principal Collections	30,248,085.58
Interest Collections (net of servicing fee)	6,152,372.23
Servicing fee	344,473.20
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	36,744,931.01
Interest Paid to Notes	994,358.35
Principal Paid to Notes	30,379,456.54
Transferor - pursuant to 5.01 (a) (xii)	5,026,642.92
Servicing Fee	344,473.20

Balance Reconciliation

Beginning Pool Balance	826,735,678.14
Principal Collections (including repurchases)	30,248,085.58
Charge off Amount	131,370.96
Ending Pool Balance	796,356,221.60

Collateral Performance
Cash Yield (% of beginning balance)	9.43%
Charge off Rate (% of beginning balance)	0.19%
Net Yield	9.24%

Delinquent Loans
One Payment Principal Balance of loans	43,678,221.73
One Payment Number of loans	379
Two Payments Principal Balance of loans	8,784,406.89
Two Payments Number of loans	84
Three+ Payments Principal Balance of loans	34,540,310.72
Three+ Payments Number of loans	312

Two+ Payments Delinquency Percentage	5.44%
Two+ Payments Rolling Average	4.84%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,850
Number outstanding end of period	6,635
Number of REO	28
Principal Balance of REO	3,153,455.59

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	5,026,642.92
Principal Payment Amount	30,248,085.58
Principal Collections	30,248,085.58
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.31813%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.61813%
Class A Note Rate	1.61813%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.96813%
Class M Note Rate	1.96813%
Available Funds Cap	8.91537%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	29.821360
2. Principal Payment per $1,000	28.905094
3. Interest Payment per $1,000	0.916266

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.61813%
2. Days in Accrual Period	31

3. Class A Interest Due	818,033.99
4. Class A Interest Paid	818,033.99
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	587,081,972.06
2. Class A Principal Due	25,806,208.13
3. Class A Principal Paid	25,806,208.13
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	561,275,763.93

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7048049

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	30.019548
2. Principal Payment per $1,000	28.905094
3. Interest Payment per $1,000	1.114453

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.96813%
2. Days in Accrual Period	31

3. Class M Interest Due	176,324.36
4. Class M Interest Paid	176,324.36
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	104,039,759.90
2. Class M Principal Due	4,573,248.41
3. Class M Principal Paid	4,573,248.41
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	99,466,511.49

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1249020